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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

     30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)             (Zip code)

     Nathan A. Paul, Esq.
Lazard Asset Management LLC
  30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:         (212) 632-6000

Date of fiscal year end:          12/31

Date of reporting period:         12/31/05

ITEM 1.       REPORT TO STOCKHOLDERS.

Lazard Retirement Series Annual Report D E C E M B E R 3 1 , 2 0 0 5

Lazard Retirement Series, Inc.

Shares of the Portfolios are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Lazard Retirement Series, Inc.
Investment Overviews

A Message from Lazard

During 2005, the U.S. capital markets posted their least inspiring performance in three years, as the returns for the three major U.S. indices were positive, but comparatively unimpressive. The Dow Jones Industrials® Index was up 1.7% for the year, the S&P 500® Index was up 4.9%, and the tech-heavy Nasdaq Composite® Index returned 2.1% . Small cap stocks, as measured by the Russell 2000® Index, posted 4.6% for the year, just short of the S&P 500. These modest returns were in sharp contrast to those of the non-U.S. markets, such as Europe, Japan, and the emerging markets where the Morgan Stanley Capital International (MSCI®) Europe, Australasia, and Far East (EAFE®) Index rose 14.0%, and the MSCI Emerging Markets (EM®) Index gained 34.0% for the year. Moreover, this comparatively modest performance occurred despite a strong domestic economy and corporate-profit growth, which has continued to surpass expectations. However, shadowing this favorable economic backdrop were concerns over rising inflation, the sustainability of profit increases, high oil prices, interest-rate increases by the Federal Reserve, a widening trade deficit, and the economic impact of hurricanes Katrina and Rita.

Foreign stock markets posted solid gains for the third straight year and attracted record amounts of U.S. capital. According to the United States Treasury Department, net foreign-stock purchases by American investors exceeded $100 billion in 2005. The Nikkei 225® Index rose 40% in 2005, in part because of the political mandate for accelerating economic activity and political restructuring resulting from Prime Minister Koizumi’s re-election victory. The European markets also rose sharply; the Dow Jones Stoxx 600® Index was up over 23%, driven by European corporate restructuring, low interest rates, favorable profit growth, and a boom in mergers and acquisition activity. The 34% gain in the MSCI EM Index realized its greatest gains from companies and countries with commodity-related products such as iron and oil. Foreign-stock returns were negatively impacted by the strength of the U.S. dollar, which logged in its best performance against world currencies in the last four years, rising 12% against the euro and 15% against the yen. The dollar’s strength can be attributed to higher relative interest rates in the United States, to repatriated capital gains taxes by American companies, and to the political fighting within the European Union.

The past three years have been a unique period in the market, as the combination of a global economic recovery, extremely accommodative monetary policy, and the increasingly short time horizon of institutional investors has led to significant outperformance by the riskier parts of the global equity markets. In particular, the shares of smaller, lower-quality companies with more leverage to the economic upturn dramatically outperformed during this period. However, as the economic recovery matures, corporate-earnings growth slows, and appetite for risk diminishes, we believe that investors are likely to rotate into higher quality, more diversified, larger companies, as has historically happened. The outperformance of smaller stocks has already begun to moderate in the United States and, going forward, we expect this trend to spread globally, as the European Central Bank and the Bank of Japan are in the early stages of restricting credit, and the recent era of easy money is poised to end. We believe that our portfolios are well positioned for such a rotation in the market, as our portfolio teams have continued to adhere to the firm’s relative value philosophy, which has generated solid returns in a variety of asset classes and market environments.

Our Outlook for Global Equities

Globally, we would expect a moderation in growth rates, as high oil prices and tighter monetary policy weigh on growth. We anticipate continued robust growth in the United States, where corporate capital expenditures should increase, as many companies are cash rich. However, there is risk that a housing slowdown could negatively impact consumer spending. Our expectations for European growth are more modest, although signs of a long-awaited rebound in Germany have emerged. The recovery in Japan appears more broad based and self sustaining than other false dawns that have occurred during its more than fifteen years of economic malaise. As Japan’s economy is highly export oriented, it remains unclear how much of its 2005 improvement was driven by strength in the United States and China.

Considering the global economy’s tremendous resiliency in 2005, our outlook for global equities remains positive. Earnings growth and cash generation continue to be robust, and valuations seem relatively

Lazard Retirement Series, Inc.
Investment Overviews (continued)

attractive when compared to their historical norms. Inflation seems to be under control despite the high cost of raw materials and energy. In order to preempt inflation, central banks have responded to strong global growth with rate hikes (including the European Central Bank). Increases in U.S. short-term rates have been well-digested by the markets. Increases in interest rates outside the United States may raise the level of uncertainty about the earnings potential of smaller, more volatile companies. Thus, going forward, we would expect a market rotation away from smaller, more volatile companies towards larger, more consistently profitable companies, as the economic recovery matures and corporate-earnings growth slows from the current robust rate. In the United States, large-cap stocks have begun to outperform small-cap stocks.

At the end of 2005, emerging markets equity logged in four consecutive years of dramatic outperformance. Although emerging markets equities still trade at a valuation discount to developed markets, their relative valuation is at the high end of its historical range. In our opinion, investors have become most enthusiastic about this asset class. Evidence of this optimism is the large number of recent initial public offerings and the heightened coverage of the asset class in the popular press. The excitement over the bull market in commodities, many of which are sourced from emerging markets, is also a sign of investor optimism. Historically, emerging markets equities have often performed poorly during periods of tightening monetary policy in the United States. Thus, we have reservations concerning the immediate term for this asset class. However, we remain constructive over the medium-and long-term, as there are powerful drivers that appear to be leading to a secular re-rating of emerging markets valuations to the levels of the developed markets. Among these drivers are improvements in corporate governance, rule of law, exchange-rate policies, and debt management.

We maintain our view that this is a stock picker’s market rather than one that favors sector rotation or other short-term timing strategies. We do not see excessive over or under valuations between sectors or industries. Valuation levels between domestic and international stocks have narrowed, but stock selection overseas remains a critical prerequisite to success. We believe that market leadership is likely to be narrower than in previous cycles, with only the highest quality and most attractively valued companies delivering outperformance.

Equity Markets Overview

In the first half of 2005, global stocks were unable to sustain a strong advance and finished with a small negative return. Signs of positive economic growth and improving company earnings were generally not reflected in stock prices, a result of macro-economic concerns that weighed on the markets. Persistent worries that high oil prices would slow economic growth continued to unnerve investors as oil prices topped $60 a barrel, driven by increased demand from China and fears over supply disruptions. The sustainability of European integration and the euro itself came under scrutiny after the rejection of the proposed E.U. Constitution by Dutch and French voters. Anxiety about the prospects for the euro contributed to a rally in the U.S. dollar, which strengthened considerably, based on positive U.S. economic data and encouraging signals from the U.S. Federal Reserve regarding the interest rate hikes.

During the third quarter, global equity markets witnessed solid gains, as investors became more confident regarding the prospects for global growth. Energy stocks outpaced the market during the quarter, as the price of oil briefly topped $70 per barrel after hurricanes Katrina and Rita devastated the Gulf shores, crippling U.S. oil production and refining in the area. Consumer confidence fell in September, as higher gasoline prices in the United States threatened to curtail consumer spending. However, European economies showed positive signs of growth, benefiting from a weak euro that made their goods more attractive abroad. In Germany, business confidence rose to a new high in September. Unemployment in Italy reached a new low, and consumer spending in France was improved. Japanese markets rallied sharply during the quarter, as this country’s economy began to show signs of improvement.

World markets moved higher in the fourth quarter, as the outlook for most global economies continued to be robust, and inflation appeared to be under control, despite high energy and raw-materials costs. The U.S. dollar was strong versus most major currencies, continuing the trend that started at the beginning of the

Lazard Retirement Series, Inc.
Investment Overviews (continued)

year. Central banks responded to stronger global growth with rate hikes in an effort to preempt inflation. The U.S. Federal Reserve raised rates twice during the fourth quarter for a total of thirteen rate increases over the last eighteen months. The European Central Bank raised interest rates in December for the first time in many years. While Japan has yet to tighten its monetary policy, continued signs of economic recovery led to speculation that Japan would end its zero interest-rate policy fairly soon. Smaller-cap stocks continued to outperform large-cap stocks for the quarter and for the year, on a global basis. However, this long-term trend waned in the United States, as large and small caps performed roughly in line for the year.

From a sector perspective, energy, industrials, financials, and materials all outperformed for the year. The only sector that witnessed a negative return was tele-com services, as the industry has become increasingly competitive. The highest performing regions of the MSCI World® Index, for the first half of 2005, were Japan, Australasia, and the Far East. Trailing were Europe, the United Kingdom and, lastly, North America.

For the second half of 2005, Japan was again the top-performer. Quite a bit behind, from a performance perspective, but in second place, was Europe, followed by Australasia, North America, the United Kingdom, and the Far East.

Emerging market equities had a solid, but volatile, first quarter of 2005. After solid gains over the first two months of the year, March witnessed a pullback due to concerns over the pace of interest-rate increases in the United States and their future impact on the global economy. In April, emerging markets equities fell modestly, but rebounded in both May and June. Notable events over the quarter included a continued increase in the price of oil, which climbed above $60 a barrel, and considerable strength in the U.S. dollar against many world currencies. Emerging markets shares experienced a powerful third quarter, as investor excitement over commodity prices generated a return for the MSCI EM Index in excess of 18%. The quarter included newsworthy events such as terrorist attacks in the London Underground and the Sharm El Sheikh Resort in Egypt, the death of King Fahd of Saudi Ara-bia, and record high crude oil prices. Emerging markets equities also experienced a robust fourth quarter, as the Index rose by more than 7%, to finish the year with a 34% return. Regionally, all countries ended the year higher, except for Venezuela. Latin American and Eastern European equities posted the largest returns, with Asian emerging markets also performing well. All sectors finished the year significantly higher. However, energy, consumer staples, health care, and utilities outperformed the Index. Lagging sectors included telecom services, information technology, materials, financials, and consumer discretionary.

Lazard Retirement Equity Portfolio

For the year ended December 31, 2005, Lazard Retirement Equity Portfolio posted a total return of 3.38%, as compared with the 4.91% return of the S&P 500 Index.

Despite a robust domestic economy and solid corporate-profit growth, the U.S. stock market was among the few that did not enjoy a year-end rally. Instead, U.S. equities had a lackluster year, posting rather modest positive returns. The U.S. economy proved remarkably resilient in 2005, overcoming progressive monetary tightening, waning fiscal stimulus, hurricanes, and a brutal run-up in oil prices. As a result of higher energy costs, there was also considerable worry about an overall decline in consumer spending and a dismal holiday shopping season. However, economic growth re-accelerated in the third quarter, due to gains in consumer spending, business investment, and residential construction. Fortunately, consumers were not as affected by higher energy costs as had been expected, in part because gasoline prices declined after September.

Despite high energy and raw-material costs, the economy continued to be robust through December, and inflation appeared to be under control. Mergers and acquisitions activity boomed, and the value of announced transactions for 2005 was the largest in the last five years. Larger-cap stocks performed roughly in-line with small caps for the year, breaking the multi-year trend of smaller-cap outperformance. Weakness in energy and utility companies during the last few months of the year was in sharp contrast to the earlier part of the year, when these companies dominated market returns. Still, the energy sector contributed almost 50% of the total annual return of the S&P 500 Index in 2005, although the price of oil declined to

Lazard Retirement Series, Inc.
Investment Overviews (continued)

approximately $60 from its peak. From a sector perspective, energy, utilities and financials outperformed, while consumer discretionary and technology witnessed negative returns for the year.

An overweight position in energy benefited the Portfolio, as this was the best-performing sector for the year due to rising oil prices. Stock selection in energy also boosted returns, as the Portfolio’s holdings in Global-SantaFe Corp. and BJ Services performed well. The Portfolio also benefited from stock selection in health care, as holdings such as Allergan and Medimmune performed well. An overweight position in consumer discretionary, particularly media, detracted from returns, as this was the worst performing sector for the year. Holdings such as News Corp., Tribune, and Westwood One declined during the year. Shares of Westwood One steadily declined during the year, due to negative sentiment regarding the radio-advertising market. More recently, in December, CEO Shane Coppola resigned. At the same time, the company announced that it would not meet fourth-quarter guidance, as revenues would be weaker than expected. Despite lower guidance, we believe that Westwood One is undervalued given the negative sentiment. We also believe that investors may be rewarded as the advertising market begins to turn around. Stock selection in financials detracted from performance, as the Portfolio’s insurance holdings declined on losses they experienced from the Gulf Coast hurricanes.

We view the outlook for equities to be positive, as earnings growth and cash generation remain strong, and valuations appear relatively attractive compared to historical norms. However, we would expect a market rotation away from more highly leveraged, volatile companies toward more consistently profitable companies, as the economic recovery matures and corporate-earnings growth slows from the current robust rate.

Lazard Retirement Small Cap Portfolio

For the year ended December 31, 2005, Lazard Retirement Small Cap Portfolio posted a total return of 3.99%, as compared with the 4.55% return of the Russell 2000 Index. 2005 brought investors a seesaw pattern of peaks and troughs through most of the year with equity markets producing choppy returns. Small cap stocks were no exception.

For the year, mid-cap stocks led the way, with the Rus-sell Midcap® Index up 12.5%, followed by large-cap stocks, up 4.9% (as measured by the S&P 500 Index), and small cap stocks (as measured by the Russell 2000 Index) slightly lower than that, up 4.5% .

The Portfolio benefited from its overweight positions in both the energy and industrial sectors. Climbing commodity prices buoyed the energy sector, as both exploration and production companies and oil-services companies witnessed solid earnings and cash flow growth. We continue to overweight the energy sector, as we believe that global economic growth will continue to be robust, which should help maintain commodity prices at record high levels. The industrial sector also continues to benefit from solid economic growth and multiple years of restructuring, which have helped many companies profit from an upturn in sales activity. We continue to overweight the industrial sector.

Stock selection in several sectors also boosted the Portfolio’s performance during the year. The shares of RTI International Metals, a fabricator of titanium parts primarily serving the aerospace industry, rose, as the company continues to benefit from increased volumes shipped to Boeing and Airbus. Veritas DGC, a provider of seismic services to the oil and gas industry, was another solid contributor to performance. Due to surging commodity prices, many exploration and production companies are trying to find new energy deposits or seeking to enlarge existing fields. Veritas’ data helps its customers see underground deposits more clearly. Despite all the negative news regarding the airline industry, the shares of AirTran, a domestic airline carrier, posted solid gains for the year. AirTran is a low-cost carrier that is gaining market share at the expense of rivals, particularly as Delta cuts back its schedule out of its Atlanta hub. The Portfolio continues to hold positions in all three of these companies.

An overweight position in technology hardware detracted from performance, as the technology sector

Lazard Retirement Series, Inc.
Investment Overviews (continued)

continued to face slowing growth and increasing competitive issues. We continue to believe that broader technology shares can rally in 2006, as valuations are reasonable and economic growth should boost capital expenditures in this sector after four years of weak demand. Stock selection in health care hurt returns, as the shares of generic drug manufacturers, Taro Pharmaceuticals and Able Labs, declined. The shares of Amerigroup, a provider of managed-care services to Medicaid populations, also fell, due to deteriorating cost trends in its business. We exited all three positions over the course of 2005.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2005, Lazard Retirement International Equity Portfolio posted a total return of 10.65%, as compared with the 13.54% return of the MSCI EAFE Index.

2005 saw another strong performance from international stocks, which posted their third consecutive year of gains. Japanese stocks led the way, as the Nikkei 225 Index rose 40% in the year. Japan’s outperformance has coincided with the re-election of Prime Minister Koizumi and the reshuffling of his cabinet. Investors feel that Koizumi’s strong showing in the polls has given him a clear mandate to continue the restructuring of the Japanese economy and further reinforces the belief that corporate profitability may be about to improve. European markets also posted solid gains, driven by corporate restructuring, low interest rates, favorable profit-growth, and a boom in mergers and acquisitions (M&A) activity. Globally, the value of announced M&A transactions for 2005 was the largest in the last five years. Based on these signs of improving economic conditions, the European Central Bank raised interest rates in December, for the first time in five years, in an effort to curb inflation. While Japan has yet to tighten its monetary policy, continued signs of economic recovery have led to speculation that Japan will end its zero interest-rate policy fairly soon. From a sector perspective, materials, industrials, financials, and energy all outperformed for the year, as the outlook for global growth looks positive. The only sector that witnessed a negative return was telecom services, as the industry has become increasingly competitive. Regionally, Japan was the top-performing country, while the United Kingdom lagged. In Europe, Switzerland, Denmark, and Norway posted solid gains, while Ireland and Spain were the only countries that witnessed negative returns.

Stock selection in technology benefited the Portfolio, as one of its holdings (Hoya Corp.) continued to post solid earnings results throughout the year, in addition to doubling its dividend payout and announcing a share buy back. The demand for the company’s glass templates, which are used to make liquid crystal displays, remains robust. The shares of Nidec, a Japanese manufacturer of motors for IT products, also rose, after the company announced solid second-quarter results. We believe that the company should continue to benefit from the strength of its HDD (hard disk drive) motors business, as demand for digital music players continues to be strong. Stock selection in consumer discretionary also helped performance: the shares of a large Japanese automobile company, Toyota, were purchased in a timely fashion prior to Japan’s recent strong rally and the shares of Marks and Spencer, a large U.K. clothing retailer, also rose sharply, due to the company reporting better-than-expected earnings. The CEO’s restructuring efforts have begun to bear fruit, and the company is benefiting from a rebound in U.K. consumer confidence. Shares of Richemont, a Swiss luxury goods holding, also rose, as the company benefits from heavy demand from affluent consumers. Stock selection in telecom services detracted from performance, as this group has been weakened by an increasingly competitive landscape in European wireless services and continued declines in wire-line telephony. However, we believe that the Portfolio’s holdings in this sector are undervalued, particularly in relation to their robust free-cash generation, and that investors’ outlook for the group is overly pessimistic. An underweight position in materials also hurt returns, as this was one of the top-performing sectors.

The international economy demonstrated tremendous resiliency in 2005, as growth remained strong even as energy prices soared and central banks around the world continued to tighten monetary policy. Our outlook on international stocks remains positive, as earnings growth and cash generation remain healthy, and valuations appear relatively attractive compared to historical norms. However, increases in interest rates outside the United States may raise the level of uncertainty about the earnings potential of smaller, more

Lazard Retirement Series, Inc.
Investment Overviews (concluded)

volatile companies. Thus, we would expect a market rotation away from such companies and toward larger, more consistently profitable companies, as the economic recovery matures and corporate earnings growth slows from its current hardy rate.

Lazard Retirement Emerging Markets Portfolio

For the year ended December 31, 2005, Lazard Retirement Emerging Markets Portfolio posted a total return of 40.78%, as compared with the 34.00% return of the MSCI EM Index.

During the year, the Portfolio benefited from significant appreciation in several individual holdings. The shares of Orascom Telecom (Egypt) rose, based on the positive trends for subscriber growth in its cellular concessions. Shares of Petrobras (Brazil), Petrokazakhstan (Kazakhstan), and LUKOIL (Russia) rose sharply, based on higher crude-oil prices. Shares in iron ore companies Vale do Rio Doce and Caemi (both in Brazil), and Kumba (South Africa) increased due to buoyant iron ore prices, as well as optimism concerning upcoming negotiations. Satyam (India) shares benefited from positive and improving business conditions in the software industry. Shares of LG Household & Health (South Korea) climbed higher, based on investors’ optimism regarding a business turnaround under a new CEO. Delta Electronics (Taiwan) shares rose markedly, based on news concerning new orders. The Portfolio’s overweight positions in Brazil and Egypt, and underweight positions in China, Malaysia, and Taiwan, also added value. Good stock selection in Brazil, South Africa, and Taiwan, as well as in consumer staples, financials, industrials, materials, information technology, and telecom services also helped performance.

Weak stock selection in Russia, China, and the consumer discretionary sector detracted from performance in 2005. An overweight position in Venezuela and an underweight position in energy also subtracted value. Poor stock performance was registered in the shares of Anonima Nacional Telefonos (Venezuela), after the company faced Venezuela Supreme Court legal challenges concerning its pension fund. Shares in Taiwanese financial companies Fubon Financial Group and Chinatrust fell, based on investor concerns regarding worsening credit card asset quality. Shares of Grendene (Brazil) and People’s Food (China) performed poorly, as investors became concerned over both companies’ guidance. PT Bank Mandiri (Indone-sia) shares fell, after its CEO was removed and its asset quality was markedly downgraded. Sappi (South Africa) shares dropped in expectation of a poor earnings announcement.

Notes to Investment Overviews:

All returns are for the year ended December 31, 2005 and reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will have not been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

Lazard Retirement Series, Inc.
Performance Overviews

Lazard Retirement Equity Portfolio*

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Equity Portfolio
and S&P 500® Index**

*	See Note 8 under Notes to Financial Statements.

**	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim- bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer peri- ods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic econo- my through changes in the aggregate market value of these stocks, which represent all major industries.

***	The Portfolio’s inception date was March 18, 1998.

Lazard Retirement Series, Inc.
Performance Overviews (continued)

Lazard Retirement Small Cap Portfolio*

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Small Cap Portfolio
and Russell 2000® Index**

*	See Note 8 under Notes to Financial Statements.

**	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim- bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer peri- ods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization).

***	The Portfolio’s inception date was November 4, 1997.

Lazard Retirement Series, Inc.
Performance Overviews (continued)

Lazard Retirement International Equity Portfolio*

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement International Equity Portfolio
and Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index**

*	See Note 8 under Notes to Financial Statements.

**	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reim- bursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluc- tuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

***	The Portfolio’s inception date was September 1, 1998.

Lazard Retirement Series, Inc.
Performance Overviews (concluded)

Lazard Retirement Emerging Markets Portfolio*

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Emerging Markets Portfolio
and MSCI Emerging Markets (EM®) Index**

*	See Note 8 under Notes to Financial Statements.

**	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer peri- ods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors.

***	The Portfolio’s inception date was November 4, 1997.

Lazard Retirement Series, Inc.
Information About Your Fund’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, include management fees, distribution and service (12b-1) fees, and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2005 through December 31, 2005 and held for the entire period.

Actual Expenses

For each Portfolio of the Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Portfolio of the Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing Account Value.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period

	7/1/05	12/31/05	7/1/05-12/31/05	7/1/05-12/31/05

Retirement Equity Portfolio**
Actual	$1,000.00	$1,042.50	$6.44	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36	1.25%

Retirement Small Cap Portfolio**
Actual	$1,000.00	$1,034.40	$6.12	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$6.07	1.19%

Retirement International Equity Portfolio**
Actual	$1,000.00	$1,140.10	$6.37	1.18%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.25	$6.01	1.18%

Retirement Emerging Markets Portfolio**
Actual	$1,000.00	$1,280.70	$9.20	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.13	1.60%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

**	See Note 8 under Notes to Financial Statements.

Lazard Retirement Series, Inc.
Portfolio Holdings Presented by Sector
December 31, 2005

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
Sector*	Portfolio	Portfolio	Portfolio	Portfolio

Commercial Services	4.2%	10.7%	—%	2.0%
Consumer Discretionary	14.9	11.2	9.4	10.3
Consumer Durables	1.1	1.5	7.3	2.5
Consumer Staples	4.4	1.1	7.9	10.1
Energy	12.6	8.2	9.6	9.2
Financials	21.5	17.7	29.7	16.6
Health Care	8.5	10.4	7.0	0.9
Process Industry	3.7	6.3	0.6	10.4
Producer Manufacturing	8.4	9.5	5.3	0.9
Technology	16.3	14.2	6.3	13.5
Telecommunications	4.4	—	7.2	15.9
Transportation	—	5.0	3.7	1.8
Utilities	—	1.5	3.7	—
Short-Term Investments	—	2.7	2.3	5.9

Total Investments	100.0%	100.0%	100.0%	100.0%

* Represents percentage of total investments.

Lazard Retirement Series, Inc.
Portfolios of Investments
December 31, 2005

Description	Shares	Value

Lazard Retirement Equity Portfolio
Common Stocks—98.7%
Alcohol & Tobacco—1.0%
Altria Group, Inc.	550	$41,096

Banking—6.5%
Bank of America Corp.	3,005	138,680
Golden West Financial Corp.	1,105	72,930
The Bank of New York Co., Inc.	2,155	68,637

		280,247

Building & Construction—1.1%
Masco Corp.	1,510	45,587

Chemicals—1.3%
Cabot Corp.	675	24,165
Du Pont (E.I.) de Nemours & Co.	735	31,238

		55,403

Commercial Services—3.8%
ARAMARK Corp., Class B	2,190	60,838
Automatic Data Processing, Inc.	1,400	64,246
Republic Services, Inc.	1,035	38,864

		163,948

Computer Software—7.7%
Computer Associates International, Inc.	1,145	32,278
Microsoft Corp.	7,425	194,164
Oracle Corp. (a)	6,835	83,455
Symantec Corp. (a)	1,300	22,750

		332,647

Consumer Products—1.7%
The Procter & Gamble Co.	1,280	74,086

Drugs—4.1%
Abbott Laboratories	500	19,715
Bristol-Myers Squibb Co.	1,200	27,576
Merck & Co., Inc.	1,000	31,810
Pfizer, Inc.	4,175	97,361

		176,462

Energy Integrated—7.7%
Chevron Corp.	1,190	67,556
ConocoPhillips	1,485	86,398
Exxon Mobil Corp.	2,565	144,076
Marathon Oil Corp.	565	34,448

		332,478

Energy Services—4.7%
BJ Services Co.	1,325	48,588
GlobalSantaFe Corp.	920	44,298
Halliburton Co.	770	47,709
The Williams Cos., Inc.	2,765	64,065

		204,660

Financial Services—10.1%
Ameriprise Financial, Inc.	760	31,160
Citigroup, Inc.	2,465	119,627
JPMorgan Chase & Co.	2,454	97,399
MBNA Corp.	2,080	56,472
Mellon Financial Corp.	1,325	45,381
Merrill Lynch & Co., Inc.	330	22,351
The Bear Stearns Cos., Inc.	540	62,386

		434,776

Food & Beverages—0.6%
The Pepsi Bottling Group, Inc.	915	26,178

Forest & Paper Products—3.4%
Ball Corp.	1,100	43,692
International Paper Co.	1,735	58,313
Kimberly-Clark Corp.	750	44,738

		146,743

Health Services—1.0%
Laboratory Corp. of America
Holdings (a)	840	45,234

Insurance—4.6%
American International Group, Inc.	1,430	97,569
The Allstate Corp.	800	43,256
The St. Paul Travelers Cos., Inc.	600	26,802
XL Capital, Ltd., Class A	450	30,321

		197,948

Leisure & Entertainment—8.4%
Clear Channel Communications, Inc.	2,090	65,730
Expedia, Inc. (a)	1,585	37,977
McDonald’s Corp.	1,260	42,487
News Corp., Class A	6,295	97,887
Tribune Co.	1,145	34,648
Viacom, Inc., Class B (a)	1,075	35,045
Westwood One, Inc.	2,900	47,270

		361,044

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard Retirement Equity Portfolio (concluded)
Manufacturing—8.2%
Dover Corp.	1,030	$41,705
General Electric Co.	2,665	93,408
Honeywell International, Inc.	1,475	54,944
Ingersoll-Rand Co., Ltd., Class A	1,165	47,031
Tyco International, Ltd.	1,865	53,824
United Technologies Corp.	1,160	64,855

		355,767

Medical Products—3.3%
Becton, Dickinson & Co.	730	43,858
Johnson & Johnson	1,605	96,461

		140,319

Printing & Publishing—0.4%
Dex Media, Inc.	610	16,525

Retail—6.4%
Dollar Tree Stores, Inc. (a)	2,095	50,154
Liz Claiborne, Inc.	825	29,552
Sears Holdings Corp. (a)	185	21,373
The Home Depot, Inc.	2,680	108,486
Wal-Mart Stores, Inc.	1,405	65,754

		275,319

Semiconductors & Components—1.5%
Intel Corp.	2,590	64,646

Technology—2.0%
International Business Machines Corp.	1,050	86,310

Technology Hardware—4.9%
Avaya, Inc. (a)	7,380	78,745
Cisco Systems, Inc. (a)	4,330	74,130
Hewlett-Packard Co.	1,980	56,687

		209,562

Telecommunications—4.3%
ALLTEL Corp.	755	47,641
Sprint Nextel Corp.	3,439	80,335
Verizon Communications, Inc.	1,960	59,035

		187,011

Total Common Stocks
(Identified cost $3,918,030)		4,253,996

Total Investments—98.7%
(Identified cost $3,918,030) (b)		$4,253,996
Cash and Other Assets in Excess
of Liabilities—1.3%		57,434

Net Assets—100.0%		$4,311,430

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard Retirement Small Cap Portfolio
Common Stocks—97.3%
Agriculture—0.6%
Delta & Pine Land Co.	35,950	$827,210

Banking—8.3%
Bank of the Ozarks, Inc.	25,800	952,020
BankUnited Financial Corp., Class A .	59,800	1,588,886
Boston Private Financial Holdings, Inc.	30,400	924,768
First Community Bancorp	15,200	826,424
First Midwest Bancorp, Inc.	23,000	806,380
MB Financial, Inc.	39,400	1,394,760
Provident Bankshares Corp.	19,800	668,646
Sterling Bancshares, Inc.	63,000	972,720
Texas Regional Bancshares, Inc.,
Class A	46,850	1,325,855
The South Financial Group, Inc.	48,500	1,335,690
United Bankshares, Inc.	17,850	629,034

		11,425,183
Building & Construction—2.0%
Levitt Corp., Class A	42,300	961,902
Perini Corp. (a)	27,800	671,370
Texas Industries, Inc.	21,900	1,091,496

		2,724,768

Chemicals—2.1%
PolyOne Corp. (a)	118,700	763,241
Rogers Corp. (a)	30,700	1,202,826
Westlake Chemical Corp.	33,300	959,373

		2,925,440

Commercial Services—9.3%
ADVO, Inc.	54,775	1,543,559
Arbitron, Inc.	29,400	1,116,612
Learning Tree International, Inc. (a)	80,700	1,035,381
MPS Group, Inc. (a)	65,300	892,651
Rush Enterprises, Inc., Class A (a)	3,100	46,128
Tetra Tech, Inc. (a)	57,800	905,726
The BISYS Group, Inc. (a)	67,700	948,477
United Rentals, Inc. (a)	55,300	1,293,467
Waste Connections, Inc. (a)	18,100	623,726
Watson Wyatt Worldwide, Inc.	48,700	1,358,730
WESCO International, Inc. (a)	23,600	1,008,428
Wireless Facilities, Inc. (a)	227,000	1,157,700
Wright Express Corp.	39,500	869,000

		12,799,585

Computer Software—1.8%
Agile Software Corp. (a)	164,300	982,514
Openwave Systems, Inc. (a)	27,100	473,437
WebEx Communications, Inc. (a)	45,050	974,431

		2,430,382

Consumer Products—3.9%
Elizabeth Arden, Inc. (a)	42,100	844,526
Fossil, Inc. (a)	57,000	1,226,070
Matthews International Corp., Class A	17,600	640,816
Take-Two Interactive Software, Inc. (a)	53,800	952,260
Tempur-Pedic International, Inc. (a)	47,000	540,500
WMS Industries, Inc. (a)	45,200	1,134,068

		5,338,240

Drugs—2.0%
First Horizon Pharmaceutical Corp. (a)	98,600	1,700,850
K-V Pharmaceutical Co., Class A (a)	47,700	982,620

		2,683,470

Energy Exploration & Production—2.9%
Brigham Exploration Co. (a)	64,200	761,412
Denbury Resources, Inc. (a)	29,200	665,176
Energy Partners, Ltd. (a)	29,400	640,626
Forest Oil Corp. (a)	16,000	729,120
Penn Virginia Corp.	8,500	487,900
Range Resources Corp.	27,450	723,033

		4,007,267

Energy Services—5.3%
Dresser-Rand Group, Inc.	58,600	1,416,948
Grey Wolf, Inc. (a)	105,700	817,061
Hercules Offshore, Inc.	14,500	411,945
Key Energy Services, Inc. (a)	65,850	886,999
Kinder Morgan Management, LLC (a)	23,469	1,066,901
Oil States International, Inc. (a)	20,200	639,936
Todco, Class A	33,800	1,286,428
Veritas DGC, Inc. (a)	19,800	702,702

		7,228,920

Financial Services—1.7%
Financial Federal Corp.	20,150	895,668
Waddell & Reed Financial, Inc.	67,300	1,411,281

		2,306,949

Food & Beverages—0.5%
Performance Food Group Co. (a)	22,400	635,488

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard Retirement Small Cap Portfolio (continued)
Health Services—5.0%
Alderwoods Group, Inc. (a)	58,900	$934,743
BioScrip, Inc. (a)	94,700	714,038
Gentiva Health Services, Inc. (a)	23,500	346,390
Hanger Orthopedic Group, Inc. (a)	128,300	732,593
Kindred Healthcare, Inc. (a)	47,600	1,226,176
LifePoint Hospitals, Inc. (a)	46,500	1,743,750
Ventiv Health, Inc. (a)	49,900	1,178,638

		6,876,328

Insurance—4.4%
Arch Capital Group, Ltd. (a)	18,300	1,001,925
Aspen Insurance Holdings, Ltd.	49,700	1,176,399
Assured Guaranty, Ltd.	46,300	1,175,557
Bristol West Holdings, Inc.	61,400	1,168,442
Scottish Re Group, Ltd.	59,600	1,463,180

		5,985,503

Leisure & Entertainment—3.4%
Alliance Gaming Corp. (a)	109,100	1,420,482
Carmike Cinemas, Inc.	2,500	63,400
CBRL Group, Inc.	26,500	931,475
Journal Register Co.	14,868	222,277
RARE Hospitality International, Inc. (a)	33,500	1,018,065
Ruby Tuesday, Inc.	40,500	1,048,545

		4,704,244

Manufacturing—9.5%
Acuity Brands, Inc.	25,100	798,180
Applied Signal Technology, Inc.	52,900	1,200,830
Columbus McKinnon Corp. (a)	41,000	901,180
DRS Technologies, Inc.	18,950	974,409
Esterline Technologies Corp. (a)	33,300	1,238,427
Kennametal, Inc.	18,100	923,824
Knoll, Inc.	71,700	1,226,787
Ladish Co., Inc. (a)	32,700	730,845
RBC Bearings, Inc.	53,000	861,250
Regal-Beloit Corp.	31,100	1,100,940
RTI International Metals, Inc. (a)	54,700	2,075,865
Wabash National Corp.	50,000	952,500

		12,985,037

Medical Products—4.1%
Advanced Medical Optics, Inc. (a)	32,900	1,375,220
Candela Corp. (a)	54,400	785,536
Encore Medical Corp. (a)	74,600	369,270
PSS World Medical, Inc. (a)	81,000	1,202,040
Symmetry Medical, Inc. (a)	59,800	1,159,522
Wright Medical Group, Inc. (a)	36,200	738,480

		5,630,068

Metals & Mining—3.6%
Cleveland-Cliffs, Inc.	8,300	735,131
NS Group, Inc. (a)	30,500	1,275,205
Olin Corp.	46,750	920,040
Oregon Steel Mills, Inc. (a)	25,800	759,036
Quanex Corp.	8,600	429,742
Steel Dynamics, Inc.	21,600	767,016

		4,886,170

Printing & Publishing—0.9%
R.H. Donnelley Corp. (a)	19,600	1,207,752

Real Estate—3.3%
Alexandria Real Estate Equities, Inc.	14,000	1,127,000
BioMed Realty Trust, Inc.	24,500	597,800
Brandywine Realty Trust	34,200	954,522
Cousins Properties, Inc.	22,600	639,580
Lexington Corporate Properties Trust	33,800	719,940
The Mills Corp.	10,750	450,855

		4,489,697

Retail—3.8%
CSK Auto Corp. (a)	53,300	803,764
Dick’s Sporting Goods, Inc. (a)	21,800	724,632
Hot Topic, Inc. (a)	59,000	840,750
PETCO Animal Supplies, Inc. (a)	46,900	1,029,455
The Finish Line, Inc.	55,500	966,810
The Talbots, Inc.	29,400	817,908

		5,183,319

Semiconductors & Components—7.5%
Actel Corp. (a)	77,800	990,394
Benchmark Electronics, Inc. (a)	47,000	1,580,610
Coherent, Inc. (a)	39,900	1,184,232
Exar Corp. (a)	89,000	1,114,280
FARO Technologies, Inc. (a)	21,700	434,000
Integrated Device Technology, Inc. (a) .	153,100	2,017,858
Microsemi Corp. (a)	28,700	793,842
TTM Technologies, Inc. (a)	121,600	1,143,040
Zoran Corp. (a)	59,100	958,011

		10,216,267

Technology Hardware—4.9%
ADE Corp. (a)	32,400	779,544
Avocent Corp. (a)	45,000	1,223,550
Brooks Automation, Inc. (a)	54,100	677,873
C-COR, Inc. (a)	145,000	704,700
Dot Hill Systems Corp. (a)	163,100	1,130,283
Photon Dynamics, Inc. (a)	42,900	784,212
SafeNet, Inc. (a)	45,800	1,475,676

		6,775,838

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard Retirement Small Cap Portfolio (concluded)
Transportation—5.0%
AirTran Holdings, Inc. (a)	83,200	$1,333,696
American Commercial Lines, Inc. (a)	39,600	1,199,484
Genco Shipping & Trading, Ltd.	27,000	470,880
Hub Group, Inc., Class A (a)	15,000	530,250
OMI Corp.	99,500	1,805,925
Pacer International, Inc.	35,900	935,554
Swift Transportation Co., Inc. (a)	29,250	593,775

		6,869,564

Utilities—1.5%
Cleco Corp.	67,100	1,399,035
New Jersey Resources Corp.	16,500	691,185

		2,090,220

Total Common Stocks
(Identified cost $123,873,689)		133,232,909

	Principal
	Amount
	(000)

Repurchase Agreement—2.7%
State Street Bank and Trust Co.,
3.25%, 01/03/06
(Dated 12/30/05, collateralized by
$3,875,000 United States Treasury
Note, 4.00%, 11/15/12, with a
value of $3,821,719)
Proceeds of $3,743,351
(Identified cost $3,742,000)	$3,742	$3,742,000

Total Investments—100.0%
(Identified cost $127,615,689) (b)		$136,974,909
Liabilities in Excess of Cash and
Other Assets		(4,846)

Net Assets—100.0%		$136,970,063

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard Retirement International Equity Portfolio
Common Stocks—97.7%
Belgium—1.7%
Belgacom SA	69,200	$2,248,765
InBev NV	52,600	2,281,370

Total Belgium		4,530,135

France—15.3%
Axa	97,300	3,128,636
BNP Paribas SA	64,800	5,224,321
France Telecom SA	157,800	3,906,931
Lafarge SA	42,800	3,836,840
Lagardere SCA	50,930	3,904,841
Sanofi-Aventis	38,708	3,378,693
Schneider Electric SA	39,500	3,510,724
Total SA	36,593	9,159,246
Vivendi Universal SA	153,100	4,778,387

Total France		40,828,619

Germany—5.3%
Deutsche Bank AG	27,100	2,617,999
Siemens AG	79,900	6,823,413
Volkswagen AG	90,800	4,777,871

Total Germany		14,219,283

Ireland—2.0%
Bank of Ireland	146,700	2,303,162
CRH PLC	99,547	2,917,903

Total Ireland		5,221,065

Italy—8.6%
Assicurazioni Generali SpA	80,900	2,816,963
Banco Popolare di Verona e Novara Scrl	136,077	2,743,109
Enel SpA	328,100	2,567,814
Eni SpA	189,775	5,244,784
Mediolanum SpA	49,700	326,534
Telecom Italia SpA	1,590,500	4,615,142
UniCredito Italiano SpA	658,475	4,520,418

Total Italy		22,834,764

Japan—25.9%
East Japan Railway Co.	611	4,198,263
Fujitsu, Ltd.	449,800	3,422,184
Hoya Corp.	133,600	4,799,322
Mitsubishi UFJ Financial Group, Inc.	. 678	9,190,884
Murata Manufacturing Co., Ltd.	70,300	4,502,821
Nidec Corp.	44,200	3,756,045
Nomura Holdings, Inc.	273,100	5,229,230
NTT DoCoMo, Inc.	1,520	2,318,055
Shin-Etsu Chemical Co., Ltd.	30,300	1,609,599
Shinsei Bank, Ltd.	389,000	2,247,717
Sony Corp.	95,800	3,912,192
Takeda Pharmaceutical Co., Ltd.	83,500	4,513,514
The Sumitomo Trust and Banking
Co., Ltd.	332,000	3,389,477
Tokyo Gas Co., Ltd.	882,000	3,915,682
Toyota Motor Corp.	151,400	7,850,275
Yokogawa Electric Corp.	244,200	4,158,621

Total Japan		69,013,881
Netherlands—3.3%
Royal Dutch Shell PLC, A Shares	104,100	3,165,556
TNT NV	182,600	5,686,185

Total Netherlands		8,851,741

Norway—2.7%
DNB NOR ASA	354,700	3,771,593
Statoil ASA	146,800	3,360,384

Total Norway		7,131,977

Singapore—1.3%
Oversea-Chinese Banking Corp., Ltd.	852,920	3,436,712

Switzerland—10.5%
Compagnie Financiere Richemont AG,
A Shares	75,300	3,268,075
Credit Suisse Group	143,070	7,273,182
Nestle SA	18,840	5,617,907
Novartis AG	142,200	7,450,139
Zurich Financial Services AG (a)	20,800	4,418,984

Total Switzerland		28,028,287

United Kingdom—21.1%
Barclays PLC	600,400	6,297,801
BP PLC	445,020	4,729,086
Cadbury Schweppes PLC	341,040	3,217,215
Diageo PLC	438,975	6,349,167
GlaxoSmithKline PLC	127,100	3,205,342
Imperial Tobacco Group PLC	118,380	3,530,085
Marks & Spencer Group PLC	567,400	4,919,124
National Grid PLC	355,324	3,467,869
Prudential PLC	319,083	3,012,822
Royal Bank of Scotland Group PLC	233,200	7,026,074
Tesco PLC	729,200	4,149,896
Vodafone Group PLC	2,873,190	6,190,349

Total United Kingdom		56,094,830

Total Common Stocks
(Identified cost $219,192,322)		260,191,294

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2005

	Principal
	Amount
Description	(000)	Value

Lazard Retirement International Equity Portfolio
(concluded)
Repurchase Agreement—2.3%
State Street Bank and Trust Co.,
3.25%, 01/03/06
(Dated 12/30/05, collateralized by
$6,420,000 United States Treasury
Note, 4.00%, 11/15/12, with a
value of $6,331,725)
Proceeds of $6,208,241
(Identified cost $6,206,000)	$6,206	$6,206,000

Total Investments—100.0%
(Identified cost $225,398,322) (b)		$266,397,294
Cash and Other Assets in Excess
of Liabilities		39,505

Net Assets—100.0%		$266,436,799

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio
Common Stocks—82.2%
Brazil—8.4%
Brasil Telecom Participacoes SA ADR	29,700	$1,109,295
Companhia de Bebidas das Americas ADR	2,754	90,056
Companhia de Concessoes Rodoviarias	29,200	925,198
Companhia Vale do Rio Doce ADR	36,000	1,481,040
Grendene SA	45,800	440,448
Petroleo Brasileiro SA ADR	30,200	2,152,354
Souza Cruz SA	61,600	764,890

Total Brazil		6,963,281

Chile—0.5%
Administradora de Fondos de
Pensiones Provida SA Sponsored ADR	13,560	385,104

China—1.8%
People’s Food Holdings, Ltd.	1,181,000	759,965
Yanzhou Coal Mining Co., Ltd	1,118,900	717,933

Total China		1,477,898

Egypt—4.2%
Commercial International Bank	111,900	1,145,567
Eastern Tobacco	19,544	1,123,855
Orascom Telecom Holding SAE	11,700	1,213,069

Total Egypt		3,482,491

Hong Kong—3.3%
China Netcom Group Corp.
(Hong Kong), Ltd.	301,000	479,438
CNOOC, Ltd. ADR	11,700	795,249
Hutchison Telecommunications
International, Ltd. (a)	590,000	852,255
Texwinca Holdings, Ltd.	884,000	638,469

Total Hong Kong		2,765,411

Hungary—1.6%
Gedeon Richter Rt.	4,100	733,996
MOL Magyar Olaj-es Gazipari Rt.	6,600	615,216

Total Hungary		1,349,212

India—7.1%
Hero Honda Motors, Ltd.	41,710	789,626
Hindalco Industries, Ltd. GDR (c)	281,800	876,398
Hindustan Lever, Ltd.	120,900	527,813
Oil and Natural Gas Corp., Ltd.	34,782	907,995
Satyam Computer Services, Ltd.	80,082	1,318,391
State Bank of India	71,200	1,432,226

Total India		5,852,449

Indonesia—4.8%
PT Bank Mandiri	4,798,500	799,750
PT Bumi Resources	8,339,000	644,069
PT Telekomunikasi Indonesia Sponsored ADR	76,600	1,827,676
PT United Tractors	1,944,400	726,186

Total Indonesia		3,997,681

Israel—1.7%
Bank Hapoalim BM	297,000	1,379,280

Mexico—5.2%
America Telecom SA de CV, Series A1 Shares (a)	139,700	678,956
Desarrolladora Homex SA de CV ADR (a)	24,790	760,557
Fomento Economico Mexicano SA de
CV Sponsored ADR	14,335	1,039,431
Grupo Mexico SA de CV	153,300	357,395
Grupo Televisa SA Sponsored ADR	13,800	1,110,900
Kimberly-Clark de Mexico SA de CV	97,100	346,862
Urbi, Desarrollos Urbanos, SA de CV (a)	6,600	45,602

Total Mexico		4,339,703

Morocco—0.8%
Maroc Telecom	64,500	695,800

Peru—0.5%
Credicorp, Ltd.	19,400	442,126

Philippines—1.3%
Philippine Long Distance Telephone
Co. Sponsored ADR	31,200	1,046,448

Russia—3.3%
Evraz Group SA GDR	40,700	736,670
LUKOIL Sponsored ADR	16,380	966,420
Mobile TeleSystems Sponsored ADR	30,000	1,050,000

Total Russia		2,753,090

South Africa—7.2%
Edgars Consolidated Stores, Ltd.	203,100	1,125,896
Kumba Resources, Ltd.	40,100	644,887
Murray & Roberts Holdings, Ltd.	294,190	909,125
Old Mutual PLC	462,500	1,308,110
Sanlam, Ltd.	164,330	393,563
Steinhoff International Holdings, Ltd.	531,903	1,572,437

Total South Africa		5,954,018

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Portfolios of Investments (concluded)
December 31, 2005

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio
(concluded)
South Korea—18.0%
Hite Brewery Co., Ltd.	5,000	$712,272
Hyundai Motor Co.	6,150	591,972
Kangwon Land, Inc.	54,240	1,102,668
Kookmin Bank	40,790	3,086,942
KT Corp. Sponsored ADR	33,190	715,244
LG Electronics, Inc.	17,100	1,510,640
LG Household & Health Care, Ltd.	21,900	1,191,571
LG.Philips LCD Co., Ltd. ADR (a)	40,300	864,838
Samsung Electronics Co., Ltd. GDR	700	230,650
Samsung Electronics Co., Ltd. GDR (c)	10,326	3,402,417
Samsung SDI Co., Ltd.	6,960	802,137
SK Corp.	14,000	721,571

Total South Korea		14,932,922

Taiwan—7.8%
Advantech Co., Ltd.	245,502	695,177
Chinatrust Financial Holding Co., Ltd.	934,369	739,689
Chunghwa Telecom Co., Ltd.
Sponsored ADR	29,200	535,820
Delta Electronics, Inc.	247,000	506,138
Delta Electronics, Inc. Sponsored GDR	31,551	313,932
Fubon Financial Holding Co., Ltd.	840,000	721,250
Hon Hai Precision Industry Co., Ltd.	215,922	1,183,386
Taiwan Semiconductor Manufacturing
Co., Ltd.	703,299	1,338,373
Taiwan Semiconductor Manufacturing
Co., Ltd. Sponsored ADR	39,900	395,409

Total Taiwan		6,429,174

Thailand—0.6%
Thai Union Frozen Products PCL	670,800	499,010

Turkey—3.7%
Akbank TAS	221,300	1,801,184
Turkcell Iletisim Hizmetleri AS ADR	81,132	1,246,187

Total Turkey		3,047,371

Venezuela—0.4%
Compania Anonima Nacional Telefonos
de Venezuela ADR	22,485	321,536

Total Common Stocks
(Identified cost $53,120,680)		68,114,005

Preferred Stocks—10.8%
Brazil—10.0%
All America Latina Logistica SA Units	11,900	508,253
Caemi Mineracao e Metalurgia SA	1,852,350	2,704,566
Companhia Brasileira de Distribuicao
Grupo Pao de Acucar Sponsored ADR	27,700	911,330
Companhia de Bebidas das Americas ADR	31,470	1,197,433
Gerdau SA Sponsored ADR	63,800	1,064,184
Telemar Norte Leste SA	48,042	1,306,216
Usinas Siderurgicas de Minas Gerais SA	25,100	597,542

Total Brazil		8,289,524

South Korea—0.8%
Hyundai Motor Co.	10,380	667,458

Total Preferred Stocks
(Identified cost $6,067,207)		8,956,982

Warrant—0.1%
India—0.1%
Hindalco Industries, Ltd. Right,
01/05/06
(Identified cost $0) (a), (d)	70,450	54,951

	Principal
	Amount
	(000)

Repurchase Agreement—5.9%
State Street Bank and Trust Co.,
3.25%, 01/03/06
(Dated 12/30/05, collateralized by
$5,045,000 United States Treasury
Note, 4.00%, 11/15/12, with a
value of $4,975,631)
Proceeds of $4,876,760
(Identified cost $4,875,000)	$4,875	4,875,000

Total Investments—99.0%
(Identified cost $64,062,887) (b)		$82,000,938
Cash and Other Assets in Excess
of Liabilities—1.0%		811,272

Net Assets—100.0%		$82,812,210

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Portfolios of Investments
December 31, 2005

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation is as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Aggregate	Unrealized	Unrealized	Unrealized
Portfolio	Cost	Appreciation	Depreciation	Appreciation

Retirement Equity	$3,967,821	$383,249	$97,074	$286,175
Retirement Small Cap	128,530,630	13,924,566	5,480,287	8,444,279
Retirement International Equity	225,609,429	44,615,704	3,827,839	40,787,865
Retirement Emerging Markets	64,236,055	18,234,645	469,762	17,764,883

(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.”

(d)	Date shown is the expiration date.

Security Abbreviations:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Portfolios of Investments (concluded)
December 31, 2005

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

	Lazard	Lazard
	Retirement	Retirement
	International	Emerging
	Equity	Markets
	Portfolio	Portfolio

Industry
Alcohol & Tobacco	4.6%	4.7%
Apparel & Textiles	—	0.8
Automotive	4.7	2.4
Banking	21.1	13.1
Building & Construction	2.6	2.1
Chemicals	0.6	—
Consumer Products	—	5.8
Drugs	7.0	0.9
Energy Exploration & Production	—	2.1
Energy Integrated.	9.6	7.0
Financial Services	3.4	3.4
Food & Beverages	3.3	2.8
Forest & Paper Products	—	0.4
Insurance.	5.1	—
Leisure & Entertainment	3.3	2.6
Manufacturing	3.9	0.9
Metals & Mining	—	10.3
Retail	4.6	3.0
Semiconductors & Components.	5.1	9.3
Technology	2.9	1.6
Technology Hardware	1.3	2.4
Telecommunications	7.2	15.8
Transportation	3.7	1.7
Utilities	3.7	—

Subtotal	97.7	93.1
Repurchase Agreements	2.3	5.9

Total Investments	100.0%	99.0%

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Assets and Liabilities
December 31, 2005

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$4,253,996	$136,974,909	$266,397,294	$82,000,938
Cash	65,004	660	711	105
Foreign currency	—	—	50,131	1,025,913
Receivables for:
Investments sold	—	417,629	—	1,312,875
Dividends and interest	4,716	90,674	353,422	218,105
Capital stock sold	7	14,911	110,266	7,928
Amount due from Investment Manager	3,152	—	—	—

Total assets	4,326,875	137,498,783	266,911,824	84,565,864

LIABILITIES
Payables for:
Management fees	—	88,528	168,368	53,610
Accrued distribution fees	956	29,509	56,123	16,917
Accrued directors’ fees	18	525	995	272
Investments purchased	—	282,324	174,845	1,437,223
Capital stock repurchased	238	79,561	222	131,226
Other accrued expenses and payables	14,233	48,273	74,472	114,406

Total liabilities	15,445	528,720	475,025	1,753,654

Net assets	$4,311,430	$136,970,063	$266,436,799	$82,812,210

NET ASSETS
Paid in capital	$4,120,747	$116,445,486	$210,535,407	$57,260,765
Undistributed net investment income	27,495	21,746	2,929,782	585,559
Accumulated undistributed net realized gain (loss)	(172,778)	11,143,611	11,980,550	7,029,268
Net unrealized appreciation (depreciation) on:
Investments	335,966	9,359,220	40,998,972	17,931,699
Foreign currency	—	—	(7,912)	4,919

Net assets	$4,311,430	$136,970,063	$266,436,799	$82,812,210

Shares of capital stock outstanding*	391,371	8,395,800	20,774,060	4,403,558
Net asset value, offering and redemption price per share	$11.02	$16.31	$12.83	$18.81

Cost of investments in securities	$3,918,030	$127,615,689	$225,398,322	$64,062,887
Cost of foreign currency	$—	$—	$50,146	$1,023,923

*$0.001 par value, 500,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Operations
For the year ended December 31, 2005

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME (LOSS)
Income:
Dividends	$82,600	$1,046,895	$5,981,506	$1,413,458
Interest	3,101	138,686	213,768	73,822

Total investment income*	85,701	1,185,581	6,195,274	1,487,280

Expenses:
Management fees	34,921	930,362	1,743,897	498,128
Distribution fees	11,640	310,121	581,299	124,532
Custodian fees	38,120	101,324	249,241	232,452
Administration fees	38,431	62,341	84,191	47,463
Professional services	27,917	52,175	74,025	36,475
Shareholders’ reports	831	20,570	38,985	7,509
Shareholders’ services	13,338	14,136	13,385	13,529
Directors’ fees and expenses	422	11,116	20,864	4,324
Registration fees.	—	3,307	4,532	3,700
Other	834	4,722	7,927	2,043

Total gross expenses	166,454	1,510,174	2,818,346	970,155
Management fees waived and expenses reimbursed	(89,112)	—	—	(173,035)
Administration fees waived	(18,750)	—	—	—
Expense reductions	(388)	(887)	(654)	(121)

Total net expenses	58,204	1,509,287	2,817,692	796,999

Net investment income (loss)	27,497	(323,706)	3,377,582	690,281

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments**	532,185	11,695,519	12,942,461	7,474,569
Foreign currency	—	—	(310,558)	(119,131)
Net change in unrealized appreciation (depreciation) on:
Investments***	(418,991)	(5,014,880)	9,996,103	10,588,380
Foreign currency	—	—	(18,151)	5,875

Net realized and unrealized gain on investments and
foreign currency	113,194	6,680,639	22,609,855	17,949,693

Net increase in net assets resulting from operations	$140,691	$6,356,933	$25,987,437	$18,639,974

* Net of foreign withholding taxes of	$79	$455	$550,781	$136,792

** Net of foreign capital gains taxes of	$—	$—	$—	$13,599

*** Net of unrealized foreign capital gains taxes of	$—	$—	$—	$6,352

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Changes in Net Assets

	Lazard Retirement		Lazard Retirement
	Equity Portfolio		Small Cap Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$27,497	$34,626	$(323,706)	$(311,446)
Net realized gain on investments	532,185	360,960	11,695,519	12,747,580
Net change in unrealized appreciation (depreciation)
on investments	(418,991)	122,238	(5,014,880)	987,411

Net increase in net assets resulting from operations	140,691	517,824	6,356,933	13,423,545

Distributions to shareholders:
From net investment income	(34,628)	(28,362)	—	—
From net realized gains	—	—	(9,489,535)	—

Net decrease in net assets resulting from distributions	(34,628)	(28,362)	(9,489,535)	—

Capital stock transactions:
Net proceeds from sales	1,080,761	903,217	26,254,947	33,080,756
Net proceeds in connection with acquisition of
Phoenix-Lazard Small-Cap Value Series	—	—	12,046,680	—
Net proceeds from reinvestment of distributions	34,628	28,362	9,489,535	—
Cost of shares redeemed	(1,792,777)	(1,128,942)	(18,670,368)	(12,157,934)

Net increase (decrease) in net assets from capital
stock transactions	(677,388)	(197,363)	29,120,794	20,922,822

Total increase (decrease) in net assets.	(571,325)	292,099	25,988,192	34,346,367
Net assets at beginning of year	4,882,755	4,590,656	110,981,871	76,635,504

Net assets at end of year*	$4,311,430	$4,882,755	$136,970,063	$110,981,871

*Includes undistributed net investment income	$27,495	$34,626	$21,746	$39,674

Shares issued and repurchased:
Shares outstanding at beginning of year	454,488	474,564	6,567,766	5,208,046

Shares sold	100,566	90,351	1,596,698	2,159,611
Shares issued in connection with acquisition of
Phoenix-Lazard Small-Cap Value Series	—	—	771,728	—
Shares issued to shareholders from reinvestment
of distributions	3,209	2,976	591,617	—
Shares repurchased	(166,892)	(113,403)	(1,132,009)	(799,891)

Net increase (decrease)	(63,117)	(20,076)	1,828,034	1,359,720

Shares outstanding at end of year	391,371	454,488	8,395,800	6,567,766

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard Retirement		Lazard Retirement
	International Equity Portfolio		Emerging Markets Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment income.	$3,377,582	$1,727,049	$690,281	$237,767
Net realized gain on investments and foreign currency	12,631,903	13,046,803	7,355,438	2,435,775
Net change in unrealized appreciation (depreciation)
on investments and foreign currency	9,977,952	10,931,367	10,594,255	3,884,155

Net increase in net assets resulting from operations	25,987,437	25,705,219	18,639,974	6,557,697

Distributions to shareholders:
From net investment income	(2,305,204)	(902,561)	(163,364)	(149,218)
From net realized gains	(3,510,316)	—	(1,946,955)	—

Net decrease in net assets resulting from distributions	(5,815,520)	(902,561)	(2,110,319)	(149,218)

Capital stock transactions:
Net proceeds from sales	41,338,382	53,897,043	42,369,454	15,109,672
Net proceeds from reinvestment of distributions	5,815,520	902,561	2,110,319	149,218
Cost of shares redeemed	(7,513,892)	(3,420,702)	(9,907,199)	(5,894,616)

Net increase in net assets from capital stock transactions	39,640,010	51,378,902	34,572,574	9,364,274

Total increase in net assets	59,811,927	76,181,560	51,102,229	15,772,753
Net assets at beginning of year	206,624,872	130,443,312	31,709,981	15,937,228

Net assets at end of year*	$266,436,799	$206,624,872	$82,812,210	$31,709,981

*Includes undistributed net investment income	$2,929,782	$1,560,474	$585,559	$164,174

Shares issued and repurchased:
Shares outstanding at beginning of year	17,398,250	12,557,244	2,279,740	1,485,424

Shares sold	3,497,964	5,070,060	2,630,021	1,304,409
Shares issued to shareholders from reinvestment
of distributions	495,782	90,528	134,931	14,198
Shares repurchased	(617,936)	(319,582)	(641,134)	(524,291)

Net increase	3,375,810	4,841,006	2,123,818	794,316

Shares outstanding at end of year	20,774,060	17,398,250	4,403,558	2,279,740

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each year:

LAZARD RETIREMENT EQUITY PORTFOLIO
	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$10.74	$9.67	$7.85	$9.38	$10.20

Income (loss) from investment operations:
Net investment income	0.08	0.08	0.06	0.06	0.06
Net realized and unrealized gain (loss)	0.28	1.05	1.82	(1.58)	(0.82)

Total from investment operations	0.36	1.13	1.88	(1.52)	(0.76)

Less distributions from:
Net investment income	(0.08)	(0.06)	(0.06)	(0.01)	(0.06)

Total distributions	(0.08)	(0.06)	(0.06)	(0.01)	(0.06)

Net asset value, end of year	$11.02	$10.74	$9.67	$7.85	$9.38

Total Return (a)	3.38%	11.79%	24.01%	(16.25)%	(7.47)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$4,311	$4,883	$4,591	$3,750	$5,015
Ratios to average net assets:
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses	3.57%	3.58%	3.89%	3.74%	3.25%
Net investment income	0.59%	0.75%	0.73%	0.58%	0.63%
Portfolio turnover rate	75%	59%	56%	94%	141%

LAZARD RETIREMENT SMALL CAP PORTFOLIO
	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$16.90	$14.71	$10.72	$13.08	$11.75

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	— (b)	— (b)	0.01	0.01
Net realized and unrealized gain (loss)	0.69	2.19	3.99	(2.32)	2.15

Total from investment operations	0.65	2.19	3.99	(2.31)	2.16

Less distributions from:
Net investment income	—	—	—	—	(0.01)
Net realized gains	(1.24)	—	—	(0.05)	(0.82)

Total distributions	(1.24)	—	—	(0.05)	(0.83)

Net asset value, end of year	$16.31	$16.90	$14.71	$10.72	$13.08

Total Return (a)	3.99%	14.89%	37.22%	(17.68)%	18.63%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$136,970	$110,982	$76,636	$47,453	$42,164
Ratios to average net assets:
Net expenses	1.22%	1.25%	1.25%	1.25%	1.25%
Gross expenses	1.22%	1.28%	1.37%	1.42%	1.67%
Net investment income (loss)	(0.26)%	(0.35)%	0.03%	(0.17)%	0.09%
Portfolio turnover rate	93%	98%	78%	108%	78%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

(b)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO
	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$11.88	$10.39	$8.11	$9.09	$12.01

Income (loss) from investment operations:
Net investment income	0.15	0.09	0.04	0.05	0.01
Net realized and unrealized gain (loss)	1.08	1.46	2.27	(1.02)	(2.90)

Total from investment operations	1.23	1.55	2.31	(0.97)	(2.89)

Less distributions from:
Net investment income	(0.11)	(0.06)	(0.03)	(0.01)	— (b)
Net realized gains	(0.17)	—	—	—	(0.03)

Total distributions	(0.28)	(0.06)	(0.03)	(0.01)	(0.03)

Net asset value, end of year	$12.83	$11.88	$10.39	$8.11	$9.09

Total Return (a)	10.65%	14.98%	28.52%	(10.71)%	(24.06)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$266,437	$206,625	$130,443	$48,913	$32,311
Ratios to average net assets:
Net expenses	1.21%	1.25%	1.25%	1.25%	1.25%
Gross expenses	1.21%	1.29%	1.40%	1.65%	1.94%
Net investment income	1.45%	1.05%	1.25%	0.98%	0.50%
Portfolio turnover rate	54%	53%	38%	49%	58%

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Net asset value, beginning of year	$13.91	$10.73	$7.02	$7.17	$7.59

Income (loss) from investment operations:
Net investment income	0.13	0.05	0.10	0.05	0.03
Net realized and unrealized gain (loss)	5.41	3.21	3.61	(0.16)	(0.42)

Total from investment operations	5.54	3.26	3.71	(0.11)	(0.39)

Less distributions from:
Net investment income	(0.05)	(0.08)	— (b)	(0.04)	(0.03)
Net realized gains	(0.59)	—	—	—	—

Total distributions	(0.64)	(0.08)	—	(0.04)	(0.03)

Net asset value, end of year	$18.81	$13.91	$10.73	$7.02	$7.17

Total Return (a)	40.78%	30.59%	52.94%	(1.50)%	(5.07)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$82,812	$31,710	$15,937	$7,965	$4,907
Ratios to average net assets:
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	1.95%	2.36%	2.96%	3.92%	4.21%
Net investment income	1.39%	1.13%	1.69%	0.95%	0.52%
Portfolio turnover rate	51%	43%	41%	53%	63%

(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

(b)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Notes to Financial Statements
December 31, 2005

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of nine no-load portfolios (each referred to as a “Portfolio”), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement Equity Portfolio (“Equity Portfolio”), Lazard Retirement Small Cap Portfolio (“Small Cap Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Portfolio (“Emerging Markets Portfolio”). Each of the other five Portfolios had not commenced operations as of December 31, 2005.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for equity securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price, except as described below.

If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The fair value of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Securities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Under these procedures, in the event that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC, determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, a Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based on income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

Lazard Retirement Series, Inc.
Notes to Financial Statements (continued)
December 31, 2005

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2005, the following Portfolio had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2010	Expiring 2011

Equity	$8,107	$114,878

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2005, the Portfolios did not elect to defer net capital and currency losses arising between November 1, 2005 and December 31, 2005.

(f) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years ended December 31 was as follows:

			Long-Term
	Ordinary Income		Capital Gains

Portfolio	2005	2004	2005	2004

Equity	$34,628	$28,362	$—	$—
Small Cap	2,220,767	—	7,268,768	—
International Equity	3,660,173	902,561	2,155,347	—
Emerging Markets	499,760	149,218	1,610,559	—

At December 31, 2005, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

		Undistributed
	Undistributed	Long-Term
Portfolio	Ordinary Income	Capital Gain

Equity	$27,495	$—
Small Cap	5,508,707	5,857,330
International Equity	6,461,100	8,660,339
Emerging Markets	3,507,704	4,280,039

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets.

(h) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

Lazard Retirement Series, Inc.
Notes to Financial Statements (continued)
December 31, 2005

operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

Equity	0.75%
Small Cap	0.75
International Equity	0.75
Emerging Markets	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets:

Annual
Portfolio	Operating Expenses

Equity	1.25%
Small Cap	1.25
International Equity	1.25
Emerging Markets	1.60

The Fund has entered into an administrative agreement with State Street Bank and Trust Company (“State Street”) to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street agreed to waive one half of the $37,500 base fee for the Equity Portfolio until the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of the Portfolio, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2005 were as follows:

Portfolio	Purchases	Sales

Equity	$3,431,745	$4,026,014
Small Cap	120,970,720	111,711,534
International Equity	156,920,209	122,077,996
Emerging Markets	53,562,694	24,440,029

For the year ended December 31, 2005, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by

Lazard Retirement Series, Inc.
Notes to Financial Statements (concluded)
December 31, 2005

political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

7. Reorganization

On April 29, 2005, Small Cap Portfolio acquired the net assets of Phoenix-Lazard Small-Cap Value Series (“Phoenix Portfolio”), a series of The Phoenix Edge Series Fund, pursuant to a plan of reorganization approved by Phoenix Portfolio shareholders on April 26, 2005. The acquisition was accomplished by a tax-free exchange of 771,728 shares (valued at $12,046,680) of Small Cap Portfolio for the 960,107 shares of Phoenix Portfolio outstanding on April 29, 2005. Phoenix Portfolio’s net assets at that date, including $714,260 of unrealized appreciation and $254,282 of accumulated realized net gain, were combined with those of Small Cap Portfolio. The aggregate net assets of Small Cap Portfolio and Phoenix Portfolio immediately before the reorganization were $104,311,297 and $12,046,680, respectively. The aggregate net assets of Small Cap Portfolio immediately after the reorganization were $116,357,977.

8. Subsequent Event

Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. All references to Fund shares in this annual report, and related net asset value and performance of such shares, are to the existing class of shares at December 31, 2005.

Lazard Retirement Series, Inc.
Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Lazard Retirement Series, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Retirement Series, Inc. (the “Fund,” comprised of Lazard Retirement Equity Portfolio, Lazard Retirement Small Cap Portfolio, Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Portfolio) as of December 31, 2005 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting Lazard Retirement Series, Inc. as of December 31, 2005, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 17, 2006

Lazard Retirement Series, Inc.
Proxy Voting Results
(unaudited)

A special meeting of shareholders was held on September 15, 2005, to vote on the following proposals. The proposals received the required number of votes of shareholders and were adopted.

Proposal 1:	To approve a new Investment Management Agreement between the Fund and the Investment Manager.

	Portfolio	For	Against	Abstain

	Equity	370,857.013	1,862.565	21,027.605
	Small Cap	4,992,533.669	83,330.383	217,226.214
	International Equity	17,570,452.795	1,586,855.424	56,772.450
	Emerging Markets	2,794,605.423	26,401.304	4,587.865

Proposal 2:	On the election to the Board of Directors of Charles Carroll and Robert M. Solmson.

	Director	For	Withhold Authority

	Charles Carroll	25,933,387.877	1,793,124.833
	Robert M. Solmson	25,914,037.334	1,812,475.376

Lazard Retirement Series, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Non-Interested Directors:

John J. Burke (77)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund,
LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction Com-
pany; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (60)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Trustee, American Friends of the National Gallery/London; Founding Mem-
ber, Aquiline Holdings LLC; Trustee, The Spence School.

Lester Z. Lieberman (75)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey; Director,
Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory
Trustee, New Jersey Medical School; Director, Public Health Research Insti-
tute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey
Performing Arts Center.

Richard Reiss, Jr. (61)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard
Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (58)	Director	Director, Lazard Alternative Strategies Fund, LLC; Director, Colonial
Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel
Investors, Inc.; Former Director, Morgan Keegan, Inc.; Former Director, Inde-
pendent Bank, Memphis.

Interested Directors(3):

Charles Carroll (45)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the Investment Manager.
President and Director

Ashish Bhutani (45)	Director	Chief Executive Officer of the Investment Manager; from 2001 to December
2002, Co-Chief Executive Officer North America of Dresdner Kleinwort
Wasserstein and member of its Global Corporate and Markets Board and the
Global Executive Committee; from 1995 to 2001, Chief Executive Officer of
Wasserstein Perella Securities; and from 1989 to 2001, Deputy Chairman of
Wasserstein Perella Group.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director became a Director in April 1997, except Messrs. Carroll, Solmson and Bhutani, who became Directors in June 2004, September 2004 and July 2005, respectively. Each Director also serves as a Director for each of the Lazard Funds (comprised of 24 investment portfolios), and serves an indefinite term, until his successor is elected.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-887-4929.

Lazard Retirement Series, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (32)	Vice President	Managing Director and General Counsel of the Investment Manager.
and Secretary
since April 2002

Stephen St. Clair (47)	Treasurer since May 2003	Vice President of the Investment Manager.

John H. Blevins (40)	Chief Compliance Officer	Director and Chief Compliance Officer of the Investment Manager.
since September 2004

Brian D. Simon (43)	Assistant Secretary	Director of the Investment Manager; Vice President, Law & Regulations
	since November 2002	at J. & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (31)	Assistant Secretary	Vice President of the Investment Manager; Associate at Kirkpatrick &
	since April 2005	Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (31)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for
	since December 2004	Mutual Fund Finance Group at UBS Global Asset Management, from August
1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard Retirement Series, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreements

Over the course of two separate meetings of the Fund’s Board of Directors held on July 26, 2005 and for September 13, 2005, the Board considered the approval of new Management Agreements for two new portfolios of the Fund, U.S. Equity Value and International Strategic Equity Portfolios (the “New Portfolios”), with the Investment Manager. The Directors who are not “interested persons” (as defined in the Act) of the Fund (the “Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

The Investment Manager’s representatives referred the Directors to presentations and materials from the Investment Manager on its advisory business at recent Board of Directors meetings for the Fund and other investment companies managed by the Investment Manager having the same Boards of Directors as the Fund, in connection with approval of investment management agreements for those investment companies.

Representatives of the Investment Manager reviewed the previous discussions in connection with the approval of those management agreements, including previous discussions with the Board about (1) the nature, extent and quality of services that the Investment Manager provides the Fund and the other investment companies managed by the Investment Manager (of which the Lazard Funds comprised approximately $4 billion of the approximately $74 billion of total assets then under the management of the Investment Manager and its global affiliates), which would apply as relevant, to each New Portfolio; (2) the Investment Manager’s global structure, including technology and operational support; and (3) the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of the day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also had considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure and agreed that the Fund benefits, and that the New Portfolios also could benefit, from all of the services of the Investment Manager’s global platforms, and that such services would be different than those provided to a fund if it were not managed by a global firm such as the Investment Manager.

A number of other factors had been considered in previous discussions, including: the scope of the services to be provided by the Investment Manager; the personnel, resources, technology utilization, business reputation, financial condition and experience of the Investment Manager; and benefits that may accrue to the Investment Manager or its affiliates by virtue of their relationship with the Fund, including the benefits of brokerage relationships with affiliates of the Investment Manager and any research and similar service arrangements with brokers who execute transactions on behalf of the New Portfolios. At each meeting, the representatives of the Investment Manager confirmed for the Board that there had been no significant changes in the referenced information and noted the applicability of the information, discussions and considerations to the services that would be provided to the New Portfolios.

Lazard Retirement Series, Inc.
Other Information (continued)
(unaudited)

Comparative Performance and Fees and Expenses

The Directors reviewed and placed significant emphasis on the relative performance and advisory fees and expense ratios for each New Portfolio, including comparative information prepared by Lipper.

Performance. Representatives of the Investment Manager reviewed with the Directors the Investment Manager’s written materials detailing its equity and international equity products, management teams and resources and composite performance and the strategies that would be employed in managing the New Portfolios. The Board considered the separately managed account historic performance of the U.S. Equity Value and International Strategic Equity products as compared to their relevant benchmarks. It was noted in particular that the separately managed account performance of the International Strategic Equity product was excellent as compared to its benchmark, outperforming it for the one- and three-year periods shown.

Advisory Fees and Expenses. The Directors also discussed the advisory fees and anticipated expense ratios for the New Portfolios and the comparisons provided by Lipper comparing projected expenses and contractual management fees for each New Portfolio to a comparison group chosen by Lipper, noting the assumptions used in the comparisons.

The Directors assessed the proposed advisory fees and estimated expense ratios for the New Portfolios and the comparisons provided by Lipper. It was noted that the proposed advisory fees and estimated expense ratios for the New Portfolios, after application of the Investment Manager’s contractual agreement to waive fees and reimburse expenses for each New Portfolio, were generally within the median ranges of the relevant Lipper comparison group and category average. A discussion ensued of the fees charged and services provided under the proposed Management Agreements with respect to the New Portfolios in light of the criteria discussed at previous meetings, and the Board analyzed the fee and expense information. The Board discussed with the Investment Manager’s representatives the impact of 12b-1 fees on the expense information shown. It was noted that the proposed advisory fees for each New Portfolio were consistent with the fees for other similar portfolios of the Fund.

The Directors also considered comparison groups composed solely of funds sub-advised by the Investment Manager in the same Lipper category as each New Portfolio, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each New Portfolio, collectively with such funds sub-advised by the Investment Manager, “Similar Accounts”), and the Investment Manager’s representatives referred to previous discussions of the differences, from the Investment Manager’s perspective, in management of the different types of Similar Accounts as compared to management of the New Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts to evaluate the appropriateness and reasonableness of each New Portfolio’s advisory fees and recognized that any differences in fees paid by Similar Accounts was consistent with the differences in the services provided.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted previous discussions regarding considerations of profitability and economies of scale and noted that because each New Portfolio is newly formed, had not commenced operations, and the eventual aggregate amount of New Portfolio assets was uncertain, the Investment Manager was not able to provide the Board with specific information concerning the cost of services to be provided to each New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and the extent to which economies of scale would be realized as each New Portfolio grows and whether fee levels would reflect such economies of scale, if any. The Board determined that it would revisit this issue no later than when it next reviews the investment advisory fee in connection with renewal of the Management Agreements and noted that the Investment Manager would provide profitability information in connection with the renewal of the Management Agreements. The Independent Directors also considered potential benefits to the Investment Manager and its affiliates from acting as investment adviser to the New Portfolios and noted that the Investment Manager does obtain soft dollar research.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to the approval of a Management Agreement with respect to each New Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

Lazard Retirement Series, Inc.
Other Information (concluded)
(unaudited)

  The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, especially including the benefits of advisory and research services associated with a $74 billion asset management business.
  The Board was satisfied with the overall performance of the Investment Manager’s U.S. Equity Value and International Strategic Equity products and the resources the Investment Manager was to devote to management of the investment portfolios of the New Portfolios.
  The Board concluded that each New Portfolio’s fee to be paid to the Investment Manager was reasonable in light of comparative expense and advisory fee information and anticipated benefits to be derived by the Investment Manager from the relationship with the New Portfolio.
  The Board recognized that economies of scale may be realized as the assets of the New Portfolios increase. The Board determined they would seek to share material economies of scale with the New Portfolios.

The Directors considered these conclusions and determinations and, without any one factor being dispositive, the Board determined that approval of a Management Agreement with respect to each New Portfolio was in the best interests of the New Portfolio and its shareholders.

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Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Retirement Series, Inc.	30 Rockefeller Plaza	Tel 800-887-4929
	New York, NY 10112- 6300	www.LazardNet.com	R T 0 3 1 0 1

ITEM 2. CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Directors (the “Board”) has determined that Lester Z. Lieberman, John J. Burke and Robert M. Solmson, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Mr. Lieberman, Mr. Burke and Mr. Solmson are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $81,900 in 2004 and $85,200 in 2005.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates").

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $21,500 in 2004 and $22,400 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $21,500 in 2004 and $22,400 in 2005. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(h) Auditor Independence. There were no services rendered by the Auditor to Service Affiliates during the Reporting Periods.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     The Registrant has a Nominating Committee (the "Committee") of the Board, which is currently comprised of all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Charter and Procedures, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	March 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	March 6, 2006

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	March 6, 2006